                                                                   Exhibit 10.11

     Certain portions of this exhibit have been deleted and confidentially filed with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 under the Securities Act of 1933, as amended. The confidential portions of the exhibit that have been deleted are indicated by "[*****]" inserted in place of such confidential information.

                                                                   EXHIBIT 10.11


                                SUPPLY AGREEMENT

    THIS SUPPLY AGREEMENT (herein the "Agreement"), is made on the date of execution hereof by and between HARKER'S DISTRIBUTION, INC., a corporation organized under the laws of the State of Iowa, (herein the "Purchaser") and TYSON FOODS, INC., a corporation organized under the laws of the State of Delaware (herein "Tyson").

    WHEREAS, Harker's, Inc., a corporation organized and existing under the laws of the State of Iowa (herein "Harker's"), is an indirect subsidiary of Tyson; and

    WHEREAS, the Purchaser has entered into an Asset Purchase Agreement with Harker's, whereby the Purchaser will purchase and Harker's will sell certain assets as set forth therein; and

    WHEREAS, immediately after the Closing of the Asset Purchase Agreement, it is anticipated that Tyson will cause the corporate name of Harker's to be changed to a new name acceptable to Tyson, not including the name "Harker's," and that the Purchaser will change its corporate name to Harker's, Inc.; and

    WHEREAS, the execution and delivery of this Agreement is a condition precedent to Closing under the Asset Purchase Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Sale and Purchase of Products.  Subject to the terms and conditions of
         -----------------------------
this Agreement, Tyson agrees to sell and the Purchaser agrees to purchase certain Products within certain Product Categories as set forth in Paragraph 2 herein, in quantities as set forth in Paragraph 3 herein, in accordance with the quality requirements set forth in Paragraph 4 herein, at prices as calculated in Paragraph 5 herein.

     2.  Products.  This Agreement shall include food Products within the
         --------
Product Categories ("Product Categories") described in column one of Exhibit A, attached hereto. Within the various Product Categories described in column one of Exhibit A shall be food products ("Products") described in column two of Exhibit A. New products may be added to this Agreement by mutual agreement, in writing, signed by both parties.

     3.  Quantity.
         --------

         A.  Output.  The maximum amounts in pounds of each of the various
             ------
         Product Categories included in column one of Exhibit A that Tyson shall be required to sell to the Purchaser during the term of this Agreement shall equal the amounts, in pounds, set forth in Exhibit B, Part One, attached hereto.

         B.  Purchase.  The minimum amounts in pounds of each of the various
             --------
         Product Categories included in column one of Exhibit A that the Purchaser shall be required to purchase from Tyson during the term of this Agreement shall equal the amounts, in pounds, set forth in Exhibit B, Part Two, attached hereto.

     4.   Quality.  Tyson shall sell to the Purchaser Products meeting
          -------
"Specifications" in effect at the time of execution of this Agreement, in the same "Product Mix" then in existence, except as otherwise provided in this Agreement. Any substantial change in Product Mix or Specifications shall require the written approval of both parties. "Product Mix" shall mean the relative percentages of each Product Category, measured in pounds, identified in Column three of Exhibit A, hereto, to the sum of the Products in all Product Categories, measured in pounds, identified in Exhibit A. "Specifications" shall mean all those matters set forth in the "Product Specification Book" identified as Exhibit C, a copy of which is attached hereto.

     5.  Price.
         -----

          A.  Calculation.  Tyson shall sell each of the Products within the
              -----------
          Product Categories hereunder to the Purchaser at a price equal to the lower of (i) the price mutually agreed upon by the Purchaser and Tyson for the particular Product or (ii) the price calculated in the following manner:

               (a) Ground Beef Products. Prices per pound for Ground Beef Products shall equal the sum of total raw cost per pound, as hereinafter defined, in addition to Plus Factors per pound, as hereinafter defined. Prices per pound for Ground Beef Products shall be established on a formula basis utilizing the [**************************************************************
               *****************************************] to establish "total raw cost". An example of the method to be utilized in the calculation of "total raw cost" is attached hereto as Exhibit D. The "Plus Factors" (as hereinafter defined) to be utilized in establishing prices for Period One described in Exhibit B shall be established as of August 1, 1990, and as of each succeeding August 1 for each succeeding period thereafter, as described in Exhibit B. "Plus Factors" for each packaging configuration shall be established by [*********************************************
               ***************************************************************]


[*]  confidentiality requested

               [**************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               ************************************************************
               *********************************************************
               ****************************]The weighted averages shall be calculated as follows.  First, the plus factors for each of the
                                       -----
               [************************************************************
               *********************] (illustrated in Exhibit E, Column 1) as of August 1, 1990, and August 1 of each succeeding applicable annual period as described in Exhibit B, shall be multiplied by the weight in pounds purchased by each such customer for each of the Four Packaging Configurations for the preceeding twelve month period, illustrated in Exhibit E, Column 2. The result, illustrated in Exhibit E, Column 3, shall represent the total incremental cost produced by each such customer's plus factor for the total annual pounds of each of the Four Packaging Configurations purchased in the preceding year. Second, the
                                                                ------
               total pounds of each of the Four Packaging Configurations purchased in the preceeding annual period by each of [*********** ****************************] shall be added to arrive at the total pounds of ground beef in each of the Four Packaging Configurations purchased by [*******************************
               ********] in the preceeding annual period, illustrated as the "Total" in Exhibit E, Column 2. Third, the incremental cost
                                               -----
               related to the plus factors of each of [******************* ********************] for ground beef products for each of the Four Packaging Configurations for the preceeding annual period shall be added to produce the total incremental cost related to the plus factors of [*****************************************]
               for each of the Four Packaging Configurations for the preceeding annual period, illustrated as the "Total" in Exhibit E, Column 3. Finally, the total incremental cost of [*******************
               -------
               ********************] related to their plus factors for each of the Four Packaging Configurations (illustrated as "Total", in Exhibit E, Column 3) shall be divided by the total pounds of ground beef in each of the Four Packaging Configuration purchased by [****************************************] in the preceeding annual period (illustrated as "Total", in Exhibit E, Column 2) to produce the weighted average of the plus factors of [*********** ****************************] for the preceeding annual period for each of the Four Packaging Configurations (illustrated in Exhibit E, Column 4). An example of the formula to be utilized in



[*]  confidentiality requested
               the calculation of Plus Factors for each packaging configuration is attached hereto as Exhibit E. The weighted averages so calculated shall constitute the Plus Factors for the succeeding annual period as described in Exhibit B. [**********************
               ****************************************************************
               ***************************************************************
               **************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               *****************************************************************
               *****************************************************************
               ****************************************************************
               ****************************************************************
               ***************************************************************
               *****************************************************************
               *****************************************************************
               ****************************************************************
               *************************************************] Tyson shall deliver all Ground Beef Products F.O.B. the Purchaser's receiving dock in Le Mars, Iowa.

               (b) Beef Steak Products.  [*****************************
                   -------------------
               ************************************************************
               ****************************************************************
               ************************************************************
               ****************************************************************
               ************************************************************
               **********************************************] Tyson shall deliver all Beef Steak Products F.O.B. the Purchaser's receiving dock in Le Mars, Iowa.

               (c) Chicken Products. [****************************************
                   ----------------
               ************************************************************
               ****************************************************************
               ************************************************************
               ****************************************************************
               ************************************************************
               ************************************************************
               ******************] Unless otherwise mutually agreed upon by the parties, Chicken Products shall be sold by Tyson to the Purchaser on a delivered basis with freight to the Purchaser's receiving dock, Le Mars, Iowa, paid by Tyson. The risk of loss for all



               [*] confidentiality requested

               Chicken Products shall remain with Tyson until receipt of the Product by the Purchaser at its receiving dock, Le Mars, Iowa., unless otherwise mutually agreed upon by the parties.

               (d)  Pork Products.
                    -------------

                    (1) [*****************************************************
                    ******************************************************
                    *********************************************************
                    ***************************************************
                    ***********************************************************
                    ********************************************************
                    **********************************************************
                    **********************************************************
                    ******************************************************
                    *********************************************************
                    ********************************]  No later than August 1,
                    1992, the parties will attempt to agree upon new terms of sale for the succeeding one year renewal of this Agreement. Thereafter, if the parties have agreed upon terms for the current period, the parties will attempt to agree upon new terms for the succeeding one-year period. If no mutually acceptable terms of sale can be agreed upon for any such renewal period, the Purchaser may, in its sole discretion, cancel its obligation to purchase Pork Products, including chops, sausage, patties and links. In the event of such cancellation, the obligation of Tyson to sell Pork Products to the Purchaser under this Agreement shall terminate and the Purchaser shall, for each ensuing one year period, meet the Pork Product purchase requirements established in Exhibit B, Part Two, by purchasing other Products identified in Exhibit A, exclusive of Ground Beef Products.

                    (2) [****************************************************
                    **********************************************************
                    ***********************************************************
                    **********************************************************
                    ***********************************************************
                    ************************************************************
                    ******************]

                    [*] confidentiality requested

                    (3) Tyson shall deliver all Pork Products F.O.B. the Purchaser's receiving dock in Le Mars, Iowa.

                    (4) Tyson shall give the Purchaser written notice of any change in the location of its pork production facilities no less than thirty (30) days prior to such change,.

                    (5) The Purchaser shall give Tyson written notice of any cancellation of its obligation to purchase Pork Products under this Agreement no later than August 1, 1992, or August 1 preceding each succeeding one-year renewal period, which termination shall be effective the end of Period Two described in Exhibit B or the end of the relevant succeeding annual period, respectively.

               (e) Breaded or Battered Vegetable Products. [*******************
                   --------------------------------------
               ****************************************************************
               ***************************************************************
               ****************************************************************
               ***************************************************************
               ****************************************************************
               ***************************************************************
               ****************************************************************
               ***************************************************************
               ***************************************************************
               *********************************] No later than August 1, 1992, the parties will attempt to agree upon new terms of sale for the succeeding one year renewal of this Agreement. If the parties have agreed upon terms for the current period, the parties will attempt to agree upon new terms for the succeeding one-year period. Tyson shall deliver all Breaded or Battered Vegetable Products F.O.B. the Purchaser's receiving dock in Le Mars, Iowa.

               (f) Cooked Roast Beef Products.  [****************************
                   --------------------------
               **************************************************************
               ***************************************************************
               ***************************************************************
               **************************************************************
               **************************************************************
               ***************************************************************
               ***************************************************************
               **************************************************************]

               [*] confidentiality requested

               [****************************************************************
               ***************************************************************
               *****************************************************************
               ****************************************************************
               *****************************************************************
               ****************************************************************
               ***********************************] Tyson shall deliver all
               Cooked Roast Beef Products F.O.B. the Purchaser's receiving dock in Le Mars, Iowa.

               (g) Breaded or Battered and Special Portion Products.  [*********
                   ------------------------------------------------
               *****************************************************************
               ************************************************************
               ****************************************************************
               *****************************************************************
               ***************************************************************
               ***************************************************************
               **************] Tyson shall deliver all Breaded or Battered and Special Portion Products F.O.B. the Purchaser's receiving dock in Le Mars, Iowa.

     B. The terms and conditions for spoils, returns, and sample credits will be equal to the best terms and conditions offered to any of Tyson's food service distributor customers for the particular Product or Product Category.

     C.  Verification.  [**********************************************
         ------------
     ************************************************************************
     ************************************************************************
     *************************************************************************
     ***************************************************************************
     ************************************************************************
     ************************************************************************
     *************************************************************************
     ***************************************************************************
     ************************************************************************
     ************************************************************************
     *************************************************************************
     **************************************************************************]

     6.   Orders.  All orders shall be handled as follows:
          ------

     (A) The Purchaser will advise Tyson of the levels of Products that the Purchaser desires to maintain in the Purchaser's Le Mars, Iowa, freezer.

     [*] confidentiality requested

     The inventory levels will be based upon minimum and maximum poundage amounts for each Product. The Purchaser shall not change the inventory levels to be maintained more frequently than every thirty (30) days, except for bids and special orders as provided in paragraph 6(C) of this Agreement. Tyson shall comply with such changes within seven (7) days of the Purchaser's notice. Tyson will have access to the Purchaser's sales volumes in pounds and the Purchaser's Product inventory levels in pounds in order to plan production schedules to comply with the minimum and maximum levels for each Product.

     (B) Tyson will submit to the Purchaser the content of each anticipated shipment of Products to be sent to the Purchaser's Le Mars freezer. Each such shipment will be assigned a purchase order number generated by the Purchaser. All shipments of Products received from Tyson will have a bill of lading, or a manifest, and a purchase order number generated by the Purchaser.

     (C) The minimum for a special order will be [****************************** *******]. Bids and special orders will require seven (7) days prior notification from the Purchaser to Tyson.


     7.  Acceptance of Product.  All Products shall be accepted by the Purchaser
         ---------------------
by endorsement of the manifest or bill of lading at the Purchaser's receiving dock, Le Mars, Iowa.

     8.  Taxes.  Each party shall be responsible for the satisfaction of any tax
         -----
liability accruing to it under this Agreement. Upon the request of Tyson, the Purchaser shall execute an Iowa sales tax resale exemption certificate.

     9.  Payment. Except as otherwise agreed in writing, payment by the
         -------
Purchaser to Tyson for Products shall be made in cash, due within fourteen (14) days after the date of the invoice for such Products. Payment by the Purchaser shall not constitute waiver of any of the Purchaser's rights. In the event any payment is not made when due under this Section 9, Tyson shall not be obligated to sell or deliver Products hereunder until such payment is made.

     10.  Guarantee and Indemnification.  Tyson shall give to the Purchaser a
          -----------------------------
Continuing Guarantee and Indemnity Agreement in a form substantially similar to Exhibit H, attached hereto, relating to all Products sold hereunder to the Purchaser by Tyson or any of its directly or indirectly owned subsidiaries, including Harker's.

     11.  Term of Agreement.  This Agreement shall become effective on the date
          -----------------
of execution hereof, and shall continue in effect until its expiration on October 3, 1992, unless terminated sooner as provided in Paragraph 12 below; provided, however, that, the Purchaser shall thereafter have four successive


[*] confidentiality requested
options to extend the term of this Agreement for four additional one-year periods. Each such option shall be exercisable, in writing, on or prior to the following exercise dates:

First One-Year Period                    Last Exercise Date
---------------------                    ------------------
     October 4, 1992 to
     October 2, 1993                     August 1, 1992

Second One-Year Period                   Last Exercise Date
----------------------                   ------------------
     October 3, 1993 to
     October 1, 1994                     August 1, 1993

Third One-Year Period                    Last Exercise Date
---------------------                    ------------------
     October 2, 1994 to
     September 30, 1995                  August 1, 1994

Fourth One-Year Period                   Last Exercise Date
----------------------                   ------------------
     October 1, 1995 to
     September 28, 1996                  August 1, 1995

     12.  Termination.  In addition to any other rights and remedies which the
          -----------
Purchaser or Tyson may have under the laws of the State of Iowa or pursuant to the terms of this Agreement (other than the resort to judicial remedies), the Purchaser or Tyson shall have the right to terminate this Agreement under the following circumstances and in the following manner:

     A. Whether or not Tyson is in default under this Agreement, the Purchaser may at any time and in its sole discretion terminate this Agreement by giving Tyson written notice of its intent to so terminate. Such written notice must be given at least six (6) months prior to termination. Upon the expiration of such six (6) month notice period, this Agreement shall terminate without further notice or action and the Purchaser's obligation to purchase any additional amount of any Product or Product Category shall cease.

     B. In the event the Purchaser deems Tyson to have failed to perform its obligations under this Agreement ,with respect to the price, quality, or in any other respect, the Purchaser may give Tyson written notice of such default. Tyson shall have sixty (60) days from the date of receipt of the notice to cure the default by refunding any amount charged to the Purchaser in excess of the price calculated pursuant to Paragraph 5(A) of this

     Agreement, with interest on such amount at the statutory rate, by remedying any defect in product quality, or by remedying any other breach in the appropriate manner. If Tyson fails to cure such default within sixty (60) days, the Purchaser may, in its sole discretion either:

          (i) elect to waive any default, in which event this Agreement shall remain in full force and affect, and submit all disagreements between the Purchaser and Tyson to binding arbitration pursuant to Chapter 679(A), Code of Iowa, 1989, under the rules and procedures of the
                  ------------
          American Arbitration Association, or

          (ii) terminate this Agreement at the end of the sixty (60) day cure period and submit all disagreements between the Purchaser and Tyson to binding arbitration pursuant to Chapter 679(A), Code of Iowa, 1989,
                                                          ------------
          under the rules and procedures of the American Arbitration Association. In the event of such termination, the Purchaser's obligation to purchase any additional amount of any Product or Product Category shall cease without regard to any requirement set forth in this Agreement after the expiration of the sixty (60) day cure period.

     C. In the event that Tyson deems the Purchaser to have failed to perform its obligations under this Agreement Tyson may give the Purchaser written notice of such default. The Purchaser shall have sixty (60) days from the date of receipt of the notice to cure the default. If the Purchaser fails to cure such default within sixty (60) days, Tyson may, in its sole discretion either:

          (i) elect to waive any default, in which event this Agreement shall remain in full force and effect, and submit all disagreements between Tyson and the Purchaser to binding arbitration pursuant to Chapter 679(A), Code of Iowa, 1989, under the rules and procedures of the
                  ------------
          American Arbitration Association, or

          (ii) terminate this Agreement at the end of the sixty (60) day cure period and submit all disagreements between Tyson and the Purchaser to binding arbitration pursuant to Chapter 679(A), Code of Iowa, 1989,
                                                          ------------
          under the rules and procedures of the American Arbitration Association. In the event of such termination, Tyson's obligation to sell any additional amount of any Product or Product Category shall cease without regard to any requirement set forth in this Agreement after the expiration of the sixty (60) day cure period.

     13.  Confidential Information.
          ------------------------

          A. Confidentiality. Each party hereto agrees that, except as otherwise
             ---------------
          provided herein, any Confidential Information disclosed to it in connection with the performance of the terms of this Agreement shall be retained in confidence in a manner adequate to protect the disclosing party's trade secrets or other rights therein.

          B. Description of Confidential Information. The term "Confidential
             ---------------------------------------
          Information" as used herein shall mean any and all proprietary information disclosed by one party to the other in connection with the performance of the terms of this Agreement, whether disclosed in writing, orally, visually or by samples; provided, however, that "Confidential Information" shall not include any information that (i) was publicly available at the time of disclosure by the disclosing party, (ii) became publicly available after disclosure by the disclosing party through no fault of the recipient, or (iii) was in the recipient's possession prior to disclosure by the disclosing party.

          C. Exception. Nothing contained herein shall restrict the parties
             ---------
          hereto from making Confidential Information available to employees or agents in connection- with the discharge of the respective duties imposed by this Agreement.

          D. Period of Retention. The obligations imposed by this Paragraph 13
             -------------------
          shall remain in effect for one (1) year from the date of expiration or termination of this Agreement, including any one-year extensions thereof.

          E. Nonessential Information. The Purchaser and Tyson both hereby
             ------------------------
          represent and warrant that each of them have, prior to the execution of this Agreement, delivered to the other all Confidential Information in the possession of each or its officers, directors, employees, or agents that is not essential to the performance of its obligations hereunder. Such information includes, without limitation, all information, whether written or electronically stored, not available to food service distributor customers of Tyson or food service distributor competitors of the Purchaser in the ordinary course of business.

     14.  Backhauls.  Tyson shall give the Purchaser an option on backhauls to
          ---------
the Le Mars, Orange City and Sioux Center, Iowa, area, provided that mutually
agreeable price terms and schedules can be reached by   the parties.

     15.  Assignment.  Tyson's rights or obligations under this Agreement shall
          ----------
not be assigned to any other person or entity without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld. The Purchaser's rights or obligations under this Agreement shall not be assigned to any other person or entity without the prior written consent of Tyson, which consent shall not be unreasonably withheld. Nothing in this Paragraph 15 shall be deemed to prohibit the pledge by the Purchaser, or the grant by the Purchaser of a security interest in the Purchaser's right, title and interest in this Agreement, if such pledge or security interest is required at any time by any of the Purchaser's lenders.

     16.  Notices.  All notices to be given by either party to this Agreement to
          -------
the other party hereto shall be in writing, and shall be given in person, by facsimile or-telecopy, or by depositing such notice in the United States mail by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     A.  If to the Purchaser:

          Harkers Distribution, Inc.
          Ronald R. Geiger, President
          P.O. Box 1308
          521 Eighth Avenue S.W.
          Le Mars, IA  51031

          With copies to:

          Harold N. Schneebeek
          Brown, Winick, Graves, Donnelly,
               Baskerville and Schoenebaum
          Suite 1100, Two Ruan Center
          601 Locust Street
          Des Moines, Iowa  50309

     B.   If to Tyson:

          Tyson Foods, Inc.
          P.O. Box 2020
          2210 West Oaklawn Avenue
          Springdale, Arkansas  72764
          Attention:  David L. Van Bebber, Esq.

          With copies to:

          Robert A. Gamble
          Julie Johnson McLean
          Gamble, Riepe, Webster, Davis & Green
          2600 Ruan Center
          Des Moines, Iowa  50309

Notices shall be deemed given on the date personally delivered or sent by facsimile or telecopy or on the date deposited in the United States mail. Any party to whom notices are to be given pursuant to this Agreement may from time to time change its address for further communications hereunder by giving notice in the manner prescribed herein to all other parties hereto.

     17.  Construction.  Words and phrases herein shall be construed as in the
          ------------
singular or plural number, and as masculine, feminine, or neuter gander according to the context. Capitalized terms shall have the meanings assigned herein or in the Asset Purchase Agreement heretofore entered into between Purchaser and Harker's, as the context may require. All terms not otherwise defined shall have the meaning assigned to them under the laws of the state of Iowa. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. In addition, the following rules shall apply in construing the meaning of this Agreement:

     A.  Tyson.  To the extent required to satisfy the obligations and obtain
         -----
     the benefits of this Agreement, Tyson will cause its direct and indirect subsidiaries, including Harker's, to comply with the terms and conditions hereof.

     B.  Governing Law.  The Agreement shall be governed by and construed in
         -------------
     accordance with the laws of the State of Iowa.

     C.  Paragraph Headings.  The paragraph headings contained in or affixed to
         ------------------
     this Agreement are for convenience only and shall in no manner limit any of the provisions of this Agreement.

     D.  Waiver.  No waiver of any term, provision or condition of this
         ------
     Agreement in any one or more instances shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement. Further, the exercise of any remedy under this Agreement by either party shall not be deemed a waiver of any other remedy available at law, in equity, or under this Agreement.

     E.  Entire Agreement.  This Agreement supersedes all Agreements, either
         ----------------
     oral or written, concerning the subject matter hereof, existing prior to this date between the parties hereto. This Agreement may not be altered, modified or amended unless agreed to by the parties hereto in writing and signed by their duly authorized representatives.

IN WITNESS WHEREOF, the parties have executed this Agreement on the 9th day of November, 1990.

TYSON FOODS, INC.                    HARKER'S DISTRIBUTION, INC.


By /s/ David L. VanBebber            By /s/ Ronald R. Geiger
  ----------------------------         ----------------------------
   Its Asst. Secretary                  Its President
  -----------------------              -----------------------
         Tyson                            The Purchaser

                      EXHIBIT A - PRODUCTS AND PRODUCT MIX
                                     Page 2


PORK PRODUCTS       PORK CHOPS                       [*******]
                    SAUSAGE LINKS AND PATTIES

CHICKEN PRODUCTS    SPEC PRDTS PRE-FRIED             [*******]
                    SPEC PRDTS PRE-COOKED
                    SPEC PRDTS BREADED ITEMS
                    BONE-IN OR BONELESS CHICKEN
                    OTHER RELATED CHICKEN PRODUCTS

OTHER PRODUCTS      PRE-COOKED ROASTS               [********]
                    SPEC PRDTS BEEF/VEAL UNBRD      ----------
                    SPEC PRDTS BREADED ITEMS
                    SPEC PRDTS CONVENIENCE
                    SPEC PRDTS PORK ITEMS
                    SPEC PRDTS PRE-FRIED
                    SPEC PRDTS PRE-COOKED

TOTAL POUNDS                                        [********]
                                                    ----------

[*] confidentiality requested

                                   EXHIBIT B

PART ONE - OUTPUT REQUIREMENTS (IN POUNDS):

                                PERIOD ONE        PERIOD TWO       PERIOD THREE      PERIOD FOUR      PERIOD FIVE      PERIOD SIX
                              Sept. 30, 1990    Sept. 29, 1991   Oct. 4, 1992 to   Oct. 3 1993 to    Oct. 2, 1994     Oct. 1, 1995
                               to Sept. 28,    to Oct. 3, 1992     Oct. 2, 1993     Oct. 1, 1994     to Sept. 30,     to Sept. 28,
                                   1991                                                                  1995             1996
PRODUCT CATEGORY
GROUND BEEF PRODUCTS               [********]        [********]        [********]       [********]       [********]       [********]


BEEF STEAK PRODUCTS                 [*******]         [*******]         [*******]        [*******]        [*******]        [*******]


PORK PRODUCTS                       [*******]         [*******]         [*******]        [*******]        [*******]        [*******]


CHICKEN PRODUCTS                   [********]        [********]        [********]       [********]       [********]       [********]


OTHER PRODUCTS                     [********]        [********]        [********]       [********]       [********]       [********]


PART TWO - PURCHASE REQUIREMENTS (IN POUNDS):

                                PERIOD ONE        PERIOD TWO       PERIOD THREE      PERIOD FOUR      PERIOD FIVE      PERIOD SIX
                              Sept. 30, 1990    Sept. 29, 1991   Oct. 4, 1992 to    Oct. 3, 1993     Oct. 2, 1994     Oct. 1, 1995
                               to Sept. 28,    to Oct. 3, 1992     Oct. 2, 1993    to Oct. 1, 1994   to Sept. 30,     to Sept. 28,
                                   1991                                                                  1995             1996
PRODUCT CATEGORY
GROUND BEEF PRODUCTS               [********]        [********]        [********]       [********]       [********]       [********]


BEEF STEAK PRODUCTS                 [*******]         [*******]         [*******]        [*******]        [*******]        [*******]


PORK PRODUCTS                       [*******]         [*******]         [*******]        [*******]        [*******]        [*******]


CHICKEN PRODUCTS                    [*******]         [*******]         [*******]        [*******]        [*******]        [*******]


OTHER PRODUCTS                     [********]        [********]        [********]       [********]       [********]       [********]



[*] confidentiality requested

                          [SALES SPECIFICATIONS CHART]


                       [Best copy available - illegible]

CUSTOMER            HARKER'S
ITEM NO.S           1814 1020

FORMULA NO.    3000 PURE GRD BEEF BULK -- 80/20
PACK                4/10 LB TUBES

                                                              QTY         PRICE
A700                        FROZ BEEF 90'S            [*****]  *  [******]  *  [*****]
A701                        FRSH BEEF 90'S            [*****]  *  [******]  *  [*****]
A708                        FRSH BEEF 50's            [*****]  *   [*****]  *  [*****]
                                                                               ------
                                                                     TOTAL  = [******]
                                      RAW / YIELD FACTOR [*****] MEAT COST  = [******]
                                                                               ------
                                                            TOTAL RAW COST  = [******]

                                                               PLUS FACTOR  =  [*****]
                                                                               ------
                                                                     TOTAL  = [******]
                                                                     PRICE  =   [****]

HARKER'S INC.
                 USDA MARKET QUOTE    USDA MARKET QUOTE       USDA MARKET QUOTE
DATE              FROZ BEEF 90'S       FRSH BEEF 90'S          FRSH BEEF 50'S
7/31/90              [******]             [******]                  [*****]
7/30/90              [******]             [******]                  [*****]
7/27/90              [******]             [******]                  [*****]
7/26/90              [******]             [******]                  [*****]
7/25/90              [******]             [******]                  [*****]

AVERAGES             [******]             [******]                  [*****]


                                   EXHIBIT D

[*] confidentiality requested

                              COLUMN 1     COLUMN 2      COLUMN 3     COLUMN 4
                             -----------  -----------  ------------  ----------
                                PLUS        POUNDS     INCREMENTAL      PLUS
                               FACTOR      PURCHASED       COST        FACTOR
                             @ 08/01/YY    08/01/YY     RELATED TO    WEIGHTED
                                ($s)      TO 07/31/YY      PLUS       AVERAGE
                                                       FACTORS ($s)     ($s)
TYSON'S FIVE LARGEST FOOD SERVICE DISTRIBUTION
CUSTOMERS FOR ALL GROUND BEEF PRODUCTS
CUSTOMER 1                                [*********]
CUSTOMER 2                                [*********]
CUSTOMER 3                                [*********]
CUSTOMER 4                                [*********]
CUSTOMER 5                                [*********]
  TOTAL                                  [**********]

FIVE POUND BULK
CUSTOMER 1                   [****]         [*******]      [******]
CUSTOMER 2                   [*****]        [*******]      [******]
CUSTOMER 3                   [*****]        [*******]      [******]
CUSTOMER 4                   [****]       [*********]     [*******]
CUSTOMER 5                   [*****]      [*********]     [*******]
                                          ----------       -------
  TOTAL                                   [*********]     [*******]   [*****]

TEN POUND BULK
CUSTOMER 1                   [****]         [*******]      [******]
CUSTOMER 2                   [*****]        [*******]      [******]
CUSTOMER 3                   [*****]        [*******]      [******]
CUSTOMER 4                   [****]       [*********]     [*******]
CUSTOMER 5                   [*****]      [*********]     [*******]
                                          ----------       -------
  TOTAL                                   [*********]     [*******]   [*****]

TEN POUND PATTIES
CUSTOMER 1                   [****]         [*******]      [******]
CUSTOMER 2                   [*****]        [*******]      [******]
CUSTOMER 3                   [*****]        [*******]      [******]
CUSTOMER 4                   [****]         [*******]     [*******]
CUSTOMER 4                   [*****]        [*******]      [******]
CUSTOMER 5                   [*****]        [*******]      [******]
CUSTOMER 5                   [******]     [*********]     [*******]
                                          ----------       -------
  TOTAL                                   [*********]     [*******][********]

TWENTY POUND OR GREATER PATTIES
CUSTOMER 1                   [*****]        [*******]      [******]
CUSTOMER 2                   [******]       [*******]      [******]
CUSTOMER 3                   [*****         [*******]      [******]
CUSTOMER 3                   [******]       [*******]      [******]
CUSTOMER 4                   [******]     [*********]     [*******]
CUSTOMER 5                   [*****]        [*******]      [******]
CUSTOMER 5                   [******]     [*********]     [*******]
                                          ----------       -------
 TOTAL                                    [*********]     [*******][********]

* These calculations are for illustration purposes only. The actual figures will be derived from Tyson's regularly maintained books and records per this Agreement.

[*] confidentiality requested

                                HARKER'S, INC.
                       FORMULA PRICING EFFECTIVE 8/06/90


CUSTOMER                   HARKER'S

ITEM NOS.                  1502  1521  1523  1531  1536  1541  1551  1561  1571
                           1581  1601

FORMULA NO. 3090           PURE BEEF PATTIES - 74/26
PACK                       20 LB BOX

                            QUANTITY     PRICE
A700    FROZEN BEEF 90'S    [*****]  x  [******]  =  [*****]

A701    FRESH BEEF 90'S     [*****]  x  [******]  =  [*****]

A708    FRESH BEEF 50'S     [*****]  x   [*****]  =  [*****]

A713    FROZEN BEEF 50'S    [*****]  x   [*****]  =  [*****]
                                                     ------
                                          TOTAL     [******]

           RAW/YIELD   FACTOR .9858   MEAT COST   = [******]


A718    LEAST COST FORMULA
        REDUCTION           [******] x  [******]  = [******]
                                                     ------

                                  TOTAL           = [******]
                               RAW COST

                                  PLUS            =  [*****]
                                FACTOR               ------

                                  TOTAL           = [******]

                                  PRICE           =   [****]


                USDA MARKET QUOTE   USDA MARKET QUOTE   USDA MARKET QUOTE   USDA MARKET QUOTE
DATE            FROZEN BEEF 90'S     FRESH BEEF 90'S     FRESH BEEF 50'S    FROZEN BEEF 50'S
7/31/90            [******]              [******]           [*****]             [*****]
7/30/90            [******]              [******]           [*****]             [*****]
7/27/90            [******]              [******]           [*****]             [*****]
7/26/90            [******]              [******]           [*****]             [*****]
7/25/90            [******]              [******]           [*****]             [*****]
AVERAGES           [******]              [******]           [*****]             [*****]

                                   EXHIBIT F

[*] confidentiality requested

                                   EXHIBIT G


                                 CERTIFICATE OF
                               TYSON FOODS, INC.


     I,                                   , an officer or employee of Tyson
        ----------------------------------
Foods, Inc., do hereby certify as follows:

     1. I am duly authorized to execute and deliver this Certificate on behalf of Tyson Foods, Inc.

     2. I have examined the prices charged by Tyson Foods, Inc., to Harker's Distribution, Inc., under the Supply Agreement dated September 15, 1990, and the prices charged by Tyson Foods, Inc., to its other food service distributor customers. Both examinations involved the period of time from the date of the last Certificate provided to Harker's Distribution, Inc., by Tyson Foods, Inc., pursuant to said Supply Agreement to the date of this Certificate.

     3. [***********************************************************************
********************************************************************************
******************************************************************************
*****************************************************************************
******************************************************************************
****************************************************************************
**********]

     IN WITNESS WHEREOF, I have executed this Certificate on behalf of Tyson
Foods, Inc., as of the        day of                   , 199  .
                       ------        ------------------     --


                                       ----------------------------------------

[*] confidentiality requested

                                   Exhibit H

                              CONTINUING GUARANTY
                            AND INDEMNITY AGREEMENT


TO:



     The articles and products comprising each shipment or other delivery hereby made by the undersigned to or on the order of
                                             ----------------------------------
or any of its affiliated companies are, when sold, shipped and/or delivered by the undersigned, guaranteed:

    1. Not adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act and all Regulations issued thereunder to the extent said Act and Regulations are then effective and applicable.

    2. In compliance with and are not adulterated or misbranded within the requirements of the Poultry Products Inspection Act, Meat Inspection Act, the Food Additives Amendment to the Federal Food, Drug and Cosmetic Act, and all Regulations issued thereunder, and any other Federal law then effective and applicable.

    3. In compliance with and not adulterated or misbranded within the meaning of any identical or substantially similar state or municipal law, on the subject, to the extent said law is then effective and applicable.

     Provided, however, that the undersigned does not guarantee against such goods becoming adulterated or misbranded within the meaning of the aforesaid Acts, Statutes, Ordinances, or Rules and Regulations after shipment by reason of causes beyond Seller's control.

     The undersigned further agrees to indemnify and save the aforesaid or any of its affiliates and customers
---------------------------------
harmless against any expense which they may incur, damage which they may suffer, loss they may sustain or judgment which may be entered, by reason of a breach of the above guaranty or warranties and, further, by reason of any negligence on the part of the undersigned which causes or contributes to cause any such expense, damage, loss or judgment.

     The undersigned further agrees at its expense to answer and defend any action, claim, suit, demand and proceeding instituted against the above company or companies for any loss, damage, and injuries sustained or claimed to have been sustained by any individual, firm, corporation or other person, directly or indirectly, arising out of or in connection with the consumption or use of any article of food, drug, cosmetic and device from any sale, shipment and/or delivery by the undersigned, its subsidiaries, affiliates and divisions.

     This Guaranty and Indemnity Agreement shall be continuing until revoked by giving ten days written notice by guarantor to said guarantees.

     DATED this       day of                     , 19   .
                -----        --------------------    ---

                              TYSON FOODS, INC.
                              Its Subsidiaries and Divisions


                              By:
                                  ---------------------------------------------
                                  Robert Womack, Group
                                  Vice President, Domestic
                                  Sales and Marketing

                                   EXHIBIT A

                        MODIFICATION TO SUPPLY AGREEMENT


     THIS MODIFICATION TO SUPPLY AGREEMENT (the "Modification") is entered into as of the 14th day of September, 1993 by and between Harker's Distribution, Inc., an Iowa corporation ("Purchaser"), and Tyson Foods, Inc., a Delaware corporation ("Tyson").

                             W I T N E S S E T H :
                             -------------------

     WHEREAS, Purchaser and Tyson entered into that certain Supply Agreement dated November 9, 1990 (the "Supply Agreement"); and

     WHEREAS, the parties hereto and thereto desire to amend and modify the Supply Agreement in the manner hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. The terms used in this Modification, to the extent not otherwise defined, shall have the same meanings as in the Supply Agreement, as amended hereby.

     2. Part Two of Exhibit B to the Supply Agreement is hereby amended by changing the Product Category amounts in Periods Four, Five and Six therein as follows:

PRODUCT
CATEGORY                 PERIOD FOUR     PERIOD FIVE     PERIOD SIX
--------                 -----------     -----------     ----------
GROUND BEEF PRODUCTS     [**********]    [**********]   [**********]
BEEF STEAK PRODUCTS       [*********]     [*********]    [*********]
PORK PRODUCTS               [*******]       [*******]      [*******]
CHICKEN PRODUCTS          [*********]     [*********]    [*********]
OTHER PRODUCTS            [*********]     [*********]    [*********]

provided, however, that notwithstanding the minimum purchase amounts for each
-----------------
Product Category set forth above, Purchaser agrees to purchase the total amount of products, regardless of category, set forth below:

[*] confidentiality requested

                  PERIOD FOUR     PERIOD FIVE     PERIOD SIX
                  -----------     -----------     ----------
                   [********]      [********]     [********]

     3. Except as amended hereby, the Supply Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, each party has executed this Modification or a counterpart hereof on the date first above written.



HARKER'S DISTRIBUTION, INC.            TYSON FOODS, INC.


By: /s/                                By: /s/ Donald E. Wray
    -----------------------------          ------------------------------------
Title: VP Sales and Marketing              Donald E. Wray
                                           Chief Operating Officer

[*] confidentiality requested

                    SECOND MODIFICATION TO SUPPLY AGREEMENT


     This Second Modification to Supply Agreement is made as of May 1, 1995 hereof by and between Tyson Food's Inc., PO Box 2020, Springdale, AK 72765-2020 ("Tyson") and Harker's Distribution, Inc., 905 Sixth Street, SW, PO Box 61031, LeMars, Iowa, ("HDI") (collectively the "Parties").

                                    RECITALS

     A. Tyson, through its then subsidiary, Harker's, Inc. executed an Asset Purchase Agreement dated June 22, 1990, wherein Harker's, Inc. agreed to sell to HDI that portion of its distribution business located a LeMars, Iowa.

     B. As a part of the transactions contemplated by the Asset Purchase Agreement, HDI and Tyson executed a Supply Agreement dated November 9, 1990, as amended by Modification to Supply Agreement (the "First Modification") dated September 14, 1993, (collectively the "Supply Agreement").

     C.   Subsequently, Harker's, Inc. was merged into Tyson.

     D. The Parties hereby intend to further modify the Supply Agreement as set forth herein.

     Now, therefore, in consideration of the premises and the mutual covenants and Agreements herein contained, it is agreed by and between Tyson and HDI that the Supply Agreement is amended as follows:

1. The purchase requirements (in pounds) set forth in Part Two to Exhibit "B" of the Supply Agreement, shall, for the period October 1, 1995 to September 28, 1999, be that amount reflected for each product category during Period Six, provided however, that the obligation of HDI to purchase a minimum total amount of products, regardless of category, shall remain as provided in the First Modification. A copy of the First Modification is attached hereto marked Exhibit A and by this reference made a part hereof.

2.   Section 6 of the Supply Agreement is deleted.

3. Section 11 of the Supply Agreement is deleted and substituted in lieu thereof is the following:

     11.  Term of Agreement.  This Agreement shall remain in full force and
          -----------------
     effect through September 28, 1999, unless sooner terminated as provided in
     Section 12.

4. Section 12 of the Supply Agreement is deleted and substituted in lieu thereof is the following:

     12.  Termination.  In the event either the Purchaser or Tyson fails to
          -----------
     perform its obligations under this Agreement, the defaulting party shall have sixty (60) days from the date of receipt of notice to cure such default by remedying the default in the appropriate manner. In the event such default is not cured within the sixty day period by the defaulting party, the non-defaulting party shall have the right to terminate this Agreement and to assert such rights and remedies for breach of this Agreement as are provided by law.

Except as modified by this Second Modification to Supply Agreement, the Supply Agreement shall remain in full force and effect.


Dated as of May 1, 1995.

TYSON FOODS, INC.


By: /s/
    ---------------------------------


Attest: /s/
        -----------------------------



HARKER'S DISTRIBUTION, INC.


By: /s/ Ronald R. Geiger
    ---------------------------------


Attest: /s/
        -----------------------------

                                   Exhibit A

                     [Filed previously within this exhibit]

                  ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT



    This ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT (the "Agreement") is entered into as of the 25th day of November, 1996, by and among Tyson Foods, Inc., a Delaware corporation ("Assignor"), Gorges/Quik-to-Fix Foods, Inc., a Delaware corporation ("Assignee"), and Harker's Distribution, Inc., an Iowa corporation ("Purchaser").


                                  WITNESSETH:

     WHEREAS, Assignor and Assignee entered into that certain Asset Purchase Agreement dated as of October 17, 1996 (the "Purchase Agreement") pursuant to which Assignee agreed to purchase from Assignor all of the assets used in the operations of the beef further processing business of Assignor (other than certain excluded assets) (collectively, the "Business"); and

     WHEREAS, in Assignor's operation of the Business, Assignor and Purchaser entered into that certain Supply Agreement dated as of November 9, 1990 which has been subsequently modified by that certain Modification to Supply Agreement dated as of September 14, 1993 and that certain Second Modification to Supply Agreement dated as of May 1, 1995 (as modified to date, the "Supply Agreement") pursuant to which Assignor sells to Purchaser and Purchaser buys from Assignor certain Products of Assignor, and

     WHEREAS, Assignor and Purchaser also entered into that certain License Agreement dated as of November 9, 1990 (the "License Agreement") pursuant to which Purchaser has granted a license to Assignor to use the Trademarks (as such term is defined in the License Agreement); and

     WHEREAS, Assignor desires to assign certain of its obligations under the Supply Agreement and the right to use certain of the Trademarks under the License Agreement to Assignee; and

     WHEREAS, Assignor and Purchaser desire to terminate any obligation of either party with respect to those obligations under the Supply Agreement which are not assigned to Assignee pursuant hereto;

     NOW, THEREFORE, in consideration of the premises recited, of the covenants, agreements and provisions of this Agreement, and of other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

     1.  ASSIGNMENT.  Assignor hereby assigns to Assignee (a) all of its rights
         ----------
under the Supply Agreement with respect to the providing of food products to Purchaser within the Product Categories (as such term is defined in the Supply Agreement) other than Chicken Products (as such term is defined in the Supply Agreement) and (b) all of its right under Sections l(a) and l(b) of the License Agreement with respect to the use of the Trademarks listed on Exhibit "A" attached hereto and made a part hereof.

     2.  ASSUMPTION.  Assignee hereby accepts such assignment and hereby agrees
         ----------
to assume, and does assume, the due and full performance of the obligations of the Assignor under or pursuant to the Supply Agreement and the License Agreement accruing on or after the date of this Agreement, but not before, insofar as such obligations relate to the rights assigned by Assignor to Assignee hereunder.

     3.  ADDITIONAL AGREEMENT.  It is expressly agreed, as between Assignor and
         --------------------
Assignee, that the assignment hereunder is given pursuant to and subject to all of the terms, provisions, covenants, warranties, representations and indemnities contained in the Purchase Agreement.

     4.  CONSENT.  Purchaser (a) hereby consents to the assignments hereunder
         -------
and (b) acknowledges that Assignee is relying on the consent of Purchaser in accepting the assignment hereunder.

     5.  TERMINATION.
         -----------

          (a) Assignor and Purchaser hereby agree that as of the date hereof Assignor has no further obligation to supply to Purchaser and Purchaser has no further obligation to purchase from Assignor any food products under the Supply Agreement.

          (b) Assignee and Purchaser hereby agree that the license under the License Agreement transferred and assigned to Assignee hereunder shall terminate two (2) years from the date hereof. After such date, Assignee shall not use or make any use of such assigned Trademarks.

     6.  NOTICES.  Any notice or communication required or permitted to be given
         -------
hereunder shall be in writing and shall be deemed to have been duly given (i) when received if personally delivered or sent by telex or facsimile transmission (with confirmed receipt), (ii) three (3) days after being sent by registered or certified mail, return receipt requested, postage prepaid, or regular airmail, postage prepaid, to the parties, or (iii) one (1) day after sent by express courier (e.g. FedEx), if receipt is confirmed by the delivery agent, at their respective addresses set forth below (or such other address as may be designated pursuant hereto):

If to Assignor, to:      Tyson Foods, lnc.
                         2210 Oaklawn Drive
                         P.O. Box 2020
                         Springdale, Arkansas 72765-2020
                         Attn:  John H. Tyson
                         (501) 290-4000
                         (501) 290-4028 (FAX)

If to Assignee, to:      Gorges/Quik-to-Fix Foods, Inc.
                         c/o Cravey, Green & Wahlen
                         Suite 210
                         Twelve Piedmont Center
                         Atlanta, Georgia 30305
                         Attn:  Bill Davies
                         (404) 816-3255
                         (404)  816-3258 (FAX)

If to Purchaser, to:     Harker's Distribution, Inc.
                         P.O. Box 1308
                         521 Eighth Avenue
                         Le Mars, Iowa 51031
                         Attn:  Ronald R. Geiger
                         (712) 546-3168
                         (712)  546-3159 (FAX)

     7.   MISCELLANEOUS:
          -------------

          (a) Governing Law.  This Agreement shall be construed in accordance
              -------------
     with, and governed by, the laws of the State of Delaware.

          (b) Entire Agreement.  This Agreement constitutes the entire agreement
              ----------------
     among Assignor, Assignee and Purchaser with respect to the subject matter hereof, and supersedes all prior agreements and understandings among Assignor, Assignee and Purchaser with respect to the subject matter hereof.

          (c) Amendments.  This Agreement shall not be modified or amended
              ----------
     except by an instrument, in writing, signed by Assignor and Assignee.

          (d) Waiver.  The failure of any party to insist, in one or more
              ------
     instances, on the performance by another party in strict accordance with any term or condition of this Agreement shall not be deemed a waiver or relinquishment of any right granted hereunder or of any right to demand future performance of any such term or condition of this Agreement, unless such waiver is set forth in a written instrument signed by such party or a duly authorized representative of the waiving party and then only to the extent set forth therein. No waiver of any provision or provisions of this Agreement shall be deemed to constitute a waiver of any other provision.

          (e) Counterparts.  This Agreement may be executed simultaneously in
              ------------
     any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          (f) Titles and Headings.  Titles and headings to Sections herein are
              -------------------
     for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any of the provisions of this Agreement.

          (g) Binding Effect.  This Agreement shall be binding upon and shall
              --------------
     inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                    ASSIGNOR:
                              TYSON FOODS, INC.


                              By: /s/ David L. Van Bebber
                                 ------------------------------
                              Title: Assistant Secretary
                                    ---------------------------

                    ASSIGNEE:
                              GORGES/QUIK-TO-FIX FOODS, INC.


                              By: /s/ William A. Davies
                                 ------------------------------
                              Title: /s/ Secretary
                                    ---------------------------

                    PURCHASER:
                              HARKER'S DISTRIBUTION, INC.


                              By: /s/ Ronald R. Geiger
                                 --------------------------------
                              Title: /s/ President and CEO
                                     ----------------------------

                                                                     EXHIBIT "A"
                                                                     -----------

                              ASSIGNED TRADEMARKS
                              -------------------

             TRADEMARKS                REGISTRATION/SERIAL NO.
             ----------                -------------------------

Harker's                               Registration No. 1,051,980

Harker's Homestyle                     Registration No. 1,528,452

Harker's Homestyle & Design            Registration No. 1,523,685

Harker's Homestyle Burgers             Registration No. 1,465,698

Harker's Homestyle Burgers & Design    Registration No. 1,465,699

Harker's Homestyle Entree              Registration No. 1,465,696

Harker's Homestyle Entree & Design     Registration No. 1,465,697

Harker's Ready Lean                    Registration No. 1,570,005
